UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 24, 2008

Boston Private Financial Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ten Post Office Square, Boston, Massachusetts 02109

(Address of principal executive offices)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On October 24, 2008, Boston Private Financial Holdings, Inc. (the “Company”) provided notice (the “Notice”) to its directors and executive officers informing them that in order to implement a transition to a new trustee and recordkeeper for the Boston Private Financial Holdings, Inc. 401(k) Profit Sharing Plan (the “Plan”) a “blackout period” will apply to the Plan, which will begin at 4:00 p.m. (Eastern Standard Time) on November 24, 2008 and is expected to end during the week of December 14, 2008 (the “Blackout Period”). The Notice also states that during the Blackout Period, the Company’s directors and executive officers will be prohibited from directly or indirectly, purchasing, selling, exercising or otherwise acquiring or transferring any equity security of the Company (or derivative security of such equity security, such as stock options) acquired in connection with services or employment as a director or executive officer. These restrictions are required to comply with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission Regulation BTR because the Blackout Period will specifically apply to Company common stock in the Plan.

During the Blackout Period and for a period of two years after the ending date of the Blackout Period, interested persons may determine the actual beginning and ending dates of the Blackout Period, free of charge, by calling the Fidelity Retirement Benefits Line at 1-866-697-1048 or going to www.netbenefits.com. The person designated by the Company to respond to inquiries about the Blackout Period is Gerry Raphel, Senior Vice President, Human Resources, and his phone number is (617) 912-4240 and his address is Boston Private Financial Holdings, Inc., Ten Post Office Square, Boston, Massachusetts, 02109. A copy of the Notice is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein in its entirety.

On October 24, 2008, the Company received the notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Blackout Notice to Directors and Executive Officers of Boston Private Financial Holdings, Inc., dated October 24, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/s/ John A. Beccia III
	Name:	John A. Beccia III
	Title:	Senior Vice President and
Assistant General Counsel

Date: October 24, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Blackout Notice to Directors and Executive Officers of Boston Private Financial Holdings, Inc., dated October 24, 2008.